STATEMENT OF ADDITIONAL INFORMATION

Supplement dated May 7, 2012
to the Statements of Additional Information for the following Madison Mosaic Trusts:

Madison Mosaic Government Money Market Trust (dated February 1, 2012)
Madison Mosaic Tax-Free Trust (dated February 1, 2012)
Madison Mosaic Equity Trust (dated May 1, 2012)
Madison Mosaic Income Trust (dated May 1, 2012)

1.	The subsection “Trustees and Officers” of the section entitled “Management of the Fund(s)” is revised as follows:

Effective April 23, 2012, Frank E. Burgess, the founder of Madison Investment Holdings, Inc., stepped down as President and a member of the Executive Committee of the firm.  The remaining members of the Executive Committee – Kay Frank, Chief Operating Officer; Jay Sekelsky, Chief Investment Officer; and Mike Schlageter, Chief Marketing Officer – will continue to be responsible for the management of the firm and together, are responsible for the duties of the office of the President and Chief Executive.  Mr. Burgess remains a principal shareholder of Madison Investment Holdings, Inc.